UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________________________________________________
FORM 8-K
_______________________________________________________________
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2024
_______________________________________________________________
Guidewire Software, Inc.
(Exact name of registrant as specified in its charter)
_______________________________________________________________

Delaware	001-35394	36-4468504
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

970 Park Pl, Suite 200
San Mateo, CA 94403
(Address of principal executive offices, including zip code)

(650) 357-9100
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	GWRE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07     Submission of Matters to a Vote of Security Holders.
On December 17, 2024, Guidewire Software, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). The proposals considered at the Annual Meeting are described in detail in the Company’s 2024 definitive proxy statement filed with the U.S. Securities and Exchange Commission on November 1, 2024 (the “Proxy Statement”). Present at the Annual Meeting in person or by proxy were holders of 77,798,798 shares of the Company’s common stock, representing a majority of the Company’s issued and outstanding shares as of October 21, 2024, the record date for the Annual Meeting, and constituting a quorum under the Company’s amended and restated bylaws. The following proposals were voted upon, and the final results with respect to each such proposal are set forth below:

1.	Election of Directors
The stockholders elected the eight persons named below as directors of the Company, each to serve for a one-year term expiring at the 2025 annual meeting of stockholders and until their respective successors are duly elected and qualified. The results of such vote were:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Michael C. Keller	73,156,061	694,297	20,015	3,928,425
Mike Rosenbaum	73,752,743	99,135	18,495	3,928,425
Mark V. Anquillare	73,439,169	410,549	20,655	3,928,425
David S. Bauer	73,256,923	592,762	20,688	3,928,425
Margaret Dillon	70,196,007	3,654,212	20,154	3,928,425
Paul Lavin	63,963,475	9,886,214	20,684	3,928,425
Catherine P. Lego	68,583,932	5,266,299	20,142	3,928,425
Rajani Ramanathan	73,262,288	586,935	21,150	3,928,425

2.	Ratification of Appointment of Independent Registered Public Accounting Firm
The stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending July 31, 2025. The results of such vote were:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
77,268,311	510,248	20,239	0

3.	Advisory Vote on Compensation of the Company’s Named Executive Officers
The stockholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement. The results of such vote were:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
72,505,553	1,295,518	69,302	3,928,425

4.	Approval of the Guidewire Software, Inc. 2024 Employee Stock Purchase Plan
The stockholders approved the Guidewire Software, Inc. 2024 Employee Stock Purchase Plan. The results of such vote were:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
73,461,342	368,634	40,397	3,928,425
No other items were presented for stockholder approval at the Annual Meeting.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	December 18, 2024	GUIDEWIRE SOFTWARE, INC.

		By:	/s/ WINSTON KING
Winston King
Chief Administrative Officer, General Counsel and Secretary